UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4 to

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2010

Date of Report (Date of earliest event reported)

Cascade Technologies Corp.

(Exact name of Registrant as specified in its charter)

Wyoming	0-52141	98-0440633
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 N. Robertson Blvd., Suite 427

Beverly Hills, California 90211

 (Address of principal executive offices)

(Zip Code)

(310) 858.1670

Registrant’s telephone number, including area code

8591 Skyline Drive, Los Angeles, California 90046

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on March 15, 2010 as amended by Form 8-K/A on May 19, 2010, June 22, 2010, and July 30, 2010. The following amends Item 9.01 - Financial Statements and Exhibits disclosure in its entirety.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on Form 8-K (this “Report”), the other reports, statements, and information that we have previously filed or that we may subsequently file with the Securities and Exchange Commission (the “SEC”), and public announcements that we have previously made or may subsequently make include, may include or may incorporate by reference certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the benefits of that act. Unless the context is otherwise, the forward-looking statements included or incorporated by reference in this Report and those reports, statements, information and announcements address activities, events or developments that Cascade Technologies Corp, a Wyoming corporation (together with its subsidiaries hereinafter referred to as “we,” “us,” “our,” or “our Company” unless context otherwise requires) expects or anticipates, will or may occur in the future. Any statements in this Report about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Report. All forward-looking statements concerning economic conditions, rates of growth, rates of income or values as may be included in this document are based on information available to us on the dates noted, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results may differ materially from those in such forward-looking statements due to fluctuations in interest rates, inflation, government regulations, economic conditions and competitive product and pricing pressures in the geographic and business areas in which we conduct operations, including our plans, objectives, expectations and intentions and other factors discussed elsewhere in this Report.

The risk factors referred to in this Report could materially and adversely affect our business, financial conditions and results of operations and cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us, and you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The risks and uncertainties described below are not the only ones we face. New factors emerge from time to time, and it is not possible for us to predict which will arise. There may be additional risks not presently known to us or that we currently believe are immaterial to our business. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, you may lose all or part of your investment.

The industry and market data contained in this Report are based either on our management’s own estimates or, where indicated, independent industry publications, reports by governmental agencies or market research firms or other published independent sources and, in each case, are believed by our management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and customer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable or reliable.

1

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

Spectral Molecular Imaging, Inc.
Report of Independent Registered Public Accounting Firm	F-1
Balance Sheets as of December 31, 2009 and 2008	F-2
Statements of Operations for the years ended December 31, 2009 and 2008, and the period from February 25, 2004 (Inception) through December 31, 2009	F-3
Statements of Cash Flows for the years ended December 31, 2009 and 2008, and the period from February 25, 2004 (Inception) through December 31, 2009	F-4
Statements of Stockholders’ Deficit for the period from February 25, 2004 (Inception) through December 31, 2009	F-5
Notes to Financial Statements	F-6

Balance Sheets as of March 31, 2010 (unaudited) and December 31, 2009	F-15

Statements of Operations for the three month period ended March 31, 2010 (unaudited), the year ended December 31, 2009, and the period from February 25, 2004 (Inception) through December 31, 2009 (unaudited)

F-16

Statements of Cash Flows for the three month period ended March 31, 2010 (unaudited), the year ended December 31, 2009 and the period from February 25, 2004 (Inception) through December 31, 2009 (unaudited)

F-17
Notes to Financial Statements	F-18

(b)

Pro forma financial information

Spectral Molecular Imaging, Inc. and Cascade Technologies Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements
Introduction	F-27
Balance Sheet at February 28, 2010	F-28
Statements of Operations for the year ended August 31, 2009 and the six month period ended February 28, 2010	F-29
Notes to pro forma condensed consolidated financial statements	F-30

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cascade Technologies Corp.

Dated: August 2, 2010	By:	/s/ Randall Gates
Randall Gates
Chief Financial Officer

F-1

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

Financial Statements

December 31, 2009 and 2008

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Spectral Molecular Imaging, Inc.:

We have audited the accompanying balance sheet of Spectral Molecular Imaging, Inc. (a development stage company) (the “Company”) as of December 31, 2009 and 2008, and the related statement of operations, stockholders' deficit, and cash flows for the years then ended and the period from February 25, 2004 (inception) through December 31, 2009.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spectral Molecular Imaging, Inc. (a development stage company) as of December 31, 2009 and 2008 and the results of their operations and their cash flows for the years then ended  and the period from February 25, 2004 (inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As described in Note 1 of the financial statements, the Company has been in the development stage since its inception and continues to incur expenses.  The Company’s viability is dependent upon its ability to obtain future financing and the success of its future operations.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plan in regard to these matters is also described in Note 1 to the financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KCCW Accountancy Corp.

Diamond Bar, California

May 14, 2010

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

BALANCE SHEETS

	December 31,
	2009	2008
ASSETS
Property and equipment, net	$ 7,269	$ 3,934
Patents, net	-	-
Deposits	3,350	-
Total Assets	$ 10,619	$ 3,934
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Due to principal shareholder	$ 40,153	$ 24,780
Total Liabilities	40,153	24,780
Commitments and Contingencies	-	-
Stockholders’ deficit
Common stock - $.001 par value; 20,000 shares authorized; 1,000 shares issued and outstanding	1	1
Subscription receivable	(1)	(1)
Accumulated deficit	(29,534)	(20,846)
Total Stockholders’ Deficit	(29,534)	(20,846)
Total Liabilities and Stockholders’ Deficit	$ 10,619	$ 3,934

The accompanying notes are an integral part of these audited financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Years ended December 31,		From February 25, 2004 (Inception) through December 31, 2009
	2009	2008

Expenses
Rent	$ 3,350	$ -	$ 3,350
Patent royalties	1,901	-	1,901
Depreciation	891	520	1,411
Impairment of intangible assets	130	7,107	19,450
Patent amortization	8	171	179
Other general and administrative	2,408	339	3,243
Total operating expenses	8,688	8,137	29,534
Net loss	$ (8,688)	$ (8,137)	$ (29,534)
Basic weighted average shares outstanding	1,000	1,000	1,000

Net loss per share applicable to common shareholders, basic and diluted	$ (8.69)	$(8.14)	$ (29.53)

The accompanying notes are an integral part of these audited financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Years ended December 31,		From February 25, 2004 (Inception) through December 31, 2009
	2009	2008
OPERATING
Net loss	$(8,688)	$ (8,137)	$ (29,534)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	891	520	1,411
Impairment of intangible assets	130	7,107	19,450
Patent amortization	8	171	179
Increase in deposits	(3,350)	-	(3,350)
Cash used in operating activities	(11,009)	(339)	(11,844)
INVESTING
Purchase of property and equipment	(4,226)	(4,454)	(8,680)
Patent costs	(138)	(7,278)	(19,629)
Cash used in investing activities	(4,364)	(11,732)	(28,309)
FINANCING
Proceeds advanced from principal stockholder	15,373	12,071	40,153
Cash provided by financing activities	15,373	12,071	40,153
Net (decrease) increase in cash and cash equivalents	-	-	-
Cash and cash equivalents, beginning of period	-	-	-
Cash and cash equivalents, end of period	$ -	$ -	$ -

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -

The accompanying notes are an integral part of these audited financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

	Common Stock		Subscription Receivable	Accumulated Deficit	Total
	No. Shares	Amount
Balance at February 25, 2004 (Inception)	1,000	$ 1	$ (1)	$ -	$ -
Net loss for the period from February 25, 2004 (inception) through December 31, 2007	-	-	-	(12,709)	(12,709)
Balance at December 31, 2007	1,000	$ 1	$ (1)	$ (12,709)	$ (12,709)
Net loss for the year ended December 31, 2008	-	-	-	(8,137)	(8,137)
Balance at December 31, 2008	1,000	1	(1)	(20,846)	(20,846)
Net loss for the year ended December 31, 2009	-	-	-	(8,688)	(8,688)
Balance at December 31, 2009	1,000	$ 1	$ (1)	$ (29,534)	$ (29,534)

The accompanying notes are an integral part of these audited financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

Notes to Financial Statements

1. Principal Business Activities and Summary of Significant Accounting Policies:

Organization and Business

Spectral Molecular Imaging, Inc. (“SMI”, or the “Company”) is a development-stage, medical imaging device company. Application of SMI’s proprietary spectral-optical-imaging technology—originally developed for satellite reconnaissance—is expected by management to advance early diagnoses of cancer and precancerous conditions, in vivo.  SMI is developing non-invasive devices that use its patented technology for improved clinical diagnostics and that operate in conjunction with surgical and/or evaluation procedures in real time.  SMI’s technology, still in development, is expected to enable early detection and more reliable diagnosis of various diseases, such as Barrett’s esophagus (a condition caused by chronic acid reflux that can lead to esophageal cancer), lung cancer, and melanoma.  SMI believes that development of its technology may significantly improve long-term patient outcomes while substantially reducing overall costs for the healthcare system.  The Company was incorporated on February 25, 2004 in the State of Nevada and to date has not generated any revenues.

At December 31, 2009, the Company has an accumulated deficit of $29,534 and anticipates that it will continue to incur net losses for the foreseeable future in the development and commercialization of its product line. From inception, the Company has financed operations solely through short-term loans from a stockholder. In conjunction with a merger with Cascade Technologies Corp (“Cascade”) in March 2010 (see Note 9 - Subsequent Events) additional working capital was obtained through the sale of convertible notes by Cascade. Of $1,150,000 in Convertible Notes subscribed for, a total of $850,000 has been received ($807,425 net of expenses) by Cascade and advanced to the Company on March 17, 2010. The net proceeds received from these notes are expected to permit the Company to fund its anticipated levels of operations for approximately the next twelve months. The Company faces certain risks and uncertainties which are present in many emerging medical device companies regarding product development, future profitability, ability to obtain future capital, protection of patents and property rights, competition, rapid technological change, government regulations, changing health care marketplace, recruiting and retaining key personnel, and third party manufacturing organizations.

Business Segments

The Company’s operations are confined to one business segment: the design and development of medical devices utilizing SMI’s patented technology.

Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 through December 31, 2013.  The Company has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on cash.

Property and Equipment

Depreciation of property and equipment is provided for by the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the assets’ useful lives or the remaining term of the lease.

Intangible Assets

Our policy is to protect our intellectual property by licensing or obtaining U.S. and foreign patents to protect technology, inventions and improvements important to the development of our business.  Patents are carried at cost less accumulated amortization which is calculated on a straight-line basis over a period of 15 years.

The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows.  Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles.  If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

Revenue Recognition

The Company has not yet commenced the FDA review process for its products.

Income Taxes

The Company accounts for income taxes using the asset and liability method of accounting for deferred income taxes (see also Note 7).

The provision for income taxes includes federal, state and local income taxes currently payable and deferred taxes resulting from temporary differences between the financial statement and tax bases of assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

With respect to uncertain tax positions, the Company would recognize the tax benefit from an uncertain tax position only if it is more-likely-than-not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the position. The tax benefits to be recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. The Company’s reassessment of its tax positions did not have a material impact on its results of operations and financial position.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Long-lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Research and Development

Research and development costs are expensed as incurred.

Financial Instruments

The Company’s financial instruments consist principally of amounts due to a stockholder. The Company believes the financial instruments’ recorded values approximate current values because of their nature and respective durations.

Net Loss per Common Share

Basic and diluted net loss per share is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding during the period.

2.  Property and Equipment

Property and equipment, at cost, consists of the following:

	December 31,
	2009	2008

Computer equipment	$ 4,454	$ 4,454
Furniture	4,226	-
	8,680	4,454
Accumulated depreciation	(1,411)	(520)
	$ 7,269	$ 3,934

Depreciation expense was $891 and $520 for the years ended December 31, 2009 and 2008, respectively.

3.  Other Assets

Deposits consist of one month’s prepaid rent for the corporate office.

4.  Patents

Patents, at cost, consists of the following:

	December 31,
	2009	2008

Patent costs	$ 19,629	$ 19,491
Accumulated amortization	(179)	(171)
Impairment loss	(19,450)	(19,320)
	$ -	$ -

The Company has a license agreement with Carnegie Mellon University (“Carnegie Mellon”) under which SMI is the exclusive worldwide licensee of certain rights for two patents issued to Carnegie Mellon: U.S. Patent No. 5796512 covers an optical-imaging system with an acousto-optic-tunable filter, and U.S. Patent No. 5841577 covers a light microscope having an acousto-optic-tunable filter. The uses licensed to SMI include spectral imaging for all clinical medical applications, including endoscopy and dermoscopy.  The terms of the license agreement require an initial royalty of $400 per unit decreasing $20 per unit each year to a minimum of $200 per unit. The license agreement also provided for the issuance of 2% of SMI’s common stock upon signing in May 2005 and provides for up to a 50% reduction of royalty payments for any amounts payable to third parties in order to utilize the licensed technology.

In addition, SMI owns the rights to U.S. Patent No. 7428048 covering a non-invasive technique for the potential early detection of cancer and other abnormal tissues in the field of imaging-elastic-scattering spectroscopy.  Amortization expense related to patents was $8 and $171 for the years ended December 31, 2009 and 2008, respectively.  Royalty expense related to the Carnegie Mellon patents was $1,901 and $0 and for the years ended December 31, 2009 and 2008, respectively.

Due to the high uncertainty of future cash flows from these patents and the lack of operating history, the Company recorded impairment charges of $130 and $7,107 during the fourth quarters of the years ended December 31, 2009 and 2008, respectively, to charge off net book value of the patents.  As of December 31, 2009 and 2008, impairment loss accumulated to $19,450 and $19,320, respectively.

5.   Commitments and Contingencies

The company has a one year lease commencing November 15, 2009 on its corporate offices with monthly rental of $3,350 for an aggregate annual rent expense of $40,200.

6.   Share Capital

a) Authorized, issued and outstanding

The Company has authorized 20,000 common shares, par value $.001 per share.  As of December 31, 2009 and 2008, 1,000 common shares were issued and outstanding.

b) Loss per share

For the twelve-month period ended December 31, 2009 and 2008, the weighted average number of common shares outstanding was 1,000.

7.   Income Taxes

The Company provides deferred income taxes for differences between the tax reporting bases and the financial reporting bases of assets and liabilities. The Company follows the accounting procedures established by FASB ASC 740, “Income Taxes” (formerly SFAS No. 109).

On January 1, 2007, the Company adopted the provisions of FIN 48, Accounting for Uncertainty in Income Taxes (ASC 740-10), an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the entity’s financial statements in accordance with SFAS No. 109. As of the date of adoption, the Company had no unrecognized income tax benefits, and accordingly, the adoption of FIN 48 did not result in a cumulative effect adjustment to the Company’s retained earnings and the annual effective tax rate was not affected. Should the Company incur interest and penalties relating to tax uncertainties, such amounts would be classified as a component of interest expense and operating expense, respectively.

At December 31, 2009 and 2008, the Company had no increase or decrease in unrecognized income tax benefits for the year. There was no accrued interest or penalties relating to tax uncertainties at December 31, 2009 and 2008. Unrecognized tax benefits are not expected to increase or decrease within the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction and Nevada. There are currently no income tax examinations underway for these jurisdictions, although the tax years ended December 31, 2009, 2008, 2007, 2006 and 2005 are all still open for examination.

(a)

Income tax expense (recovery)

The provision for income taxes recorded in the financial statements differs from the amount which would be obtained by applying the statutory income tax rate to the loss before tax as follows:

	Years ended December 31,
	2009	2008
Loss for the period before income taxes	$ (8,688)	$ (8,137)
Effective tax rate	34%	34%
Expected income tax recovery	(2,954)	(2,767)
Deferred tax asset valuation allowance	2,954	2,767
Income tax benefit	$ -	$ -

(b)

Deferred income taxes

The Company does not recognize the deferred income tax asset at this time because the realization of the asset is less likely than not. The components of the Company’s deferred income tax asset are as follows:

	December 31,
	2009	2008

Non-capital loss carry forward	$ 3,429	$ 518
Impairment of intangible assets	6,613	6,569
Valuation allowance	(10,042)	(7,087)
Net deferred tax assets	$ -	$ -

The Company has non-capital losses for federal and state income tax purposes of approximately $10,084 and $1,525 as of December 31, 2009 and 2008, respectively, which are available for application against future taxable income and which expire in 20 years. The benefit associated with the non-capital loss carry forward will more likely than not go unrealized unless the Company is successful in its product development. Since the success of future products is indeterminable, the potential benefits resulting from these non-capital losses have not been recorded in the financial statements.

8.   Related Party Transactions

A principal shareholder has advanced funds to SMI on an as needed basis. Total advances as of December 31, 2009 and 2008 are $40,153 and $ 24,780, respectively, and are payable on demand with no interest.

9.  Subsequent Events

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into by and between SMI, Cascade Technologies Corp., a Wyoming corporation (“Cascade”), and SMI Merger Sub, a Nevada corporation and a wholly-owned subsidiary of Cascade (“Merger Sub”), dated as of March 8, 2010, Merger Sub merged into SMI on or about March 16, 2010, with SMI being the surviving entity (the “Merger”). As a result of the Merger, SMI became a wholly-owned subsidiary of Cascade. Upon the closing of the Merger, each of the shares of common stock of SMI (the “SMI Shares”) issued and outstanding were converted automatically into the right to receive a number of shares of Cascade common stock, no par value (the “Common Stock”), equal to 31,744,274 shares of Common Stock for each outstanding SMI Share, or up to an aggregate of 31,744,274 shares of Common Stock, subject to the rights of the former members of SMI to exercise and perfect their dissenters’ rights under applicable provisions of Nevada law to accept cash in lieu of shares of Common Stock. The securities were issued pursuant to an exemption from registration under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the closing of the transactions contemplated by the Merger Agreement, there were 163,950,000 shares of  Cascade Common Stock issued and outstanding. In connection with the closing of the Merger:

•

Cascade completed a private placement of $1.15 million in principal amount of convertible notes. Cascade received cash consideration of $850,000 in regard to this private placement and a subscription agreement in the amount of $300,000 which was due and payable on March 22, 2010.  The subscription agreement was not funded when due.  However, Cascade has been advised that the subscriber intends to remit payment. Cascade is currently considering various courses of action in regard to this outstanding receivable which may include cancellation of the subscription, collection action or otherwise seeking to find an alternate source for the funds; and

•

Cascade caused to be canceled promptly after the closing of the Merger an aggregate of 143,340,051 shares of Common Stock held by a pre-closing principal stockholder, who was also an officer and director of Cascade, for no cash consideration for the purpose of making Cascade’s capitalization more attractive to future equity investors.

The convertible notes are convertible at the option of each holder into Common Stock at an initial conversion price of $0.182 per share, subject to customary adjustments in the event of stock splits, dividends or the like.  In addition, the convertible notes are automatically converted into Common Stock on the first trading day following the date on which all of the following shall have occurred (and, as applicable, be continuing):

(i)

six months shall have elapsed from the initial issuance of the convertible notes (the “Restricted Period”) and

(ii)

either:

(a)

the closing price of the Common Stock on the principal exchange or inter-dealer quotation system on which it is traded shall be $.25 (after giving effect to the Stock Dividend) or greater for 22 consecutive trading days (with the earliest such testing period commencing after the end of the Restricted Period) during which period the arithmetic mean of the trading volume of shares of Common Stock shall be at least 100,000 per trading day, or

(b)

a transaction shall have been consummated in which not less than $15 million in aggregate amount of Common Stock shall be issued by the Borrower for consideration the fair market value of which is not less than $15 million; provided, in each case that the Common Stock so issued to the Holder may be transferred without limitation as to amount pursuant to Rule 144 or pursuant to an effective resale registration statement under the Securities Act of 1933.

Following the completion of the transactions contemplated by the Merger Agreement, there were 52,354,223 shares of Cascade Common Stock issued and outstanding, after giving effect to 31,744,274 shares of Common Stock issued under the Merger Agreement to the former stockholders of SMI and the cancelation of the 143,340,051 shares of Common Stock. Pursuant to the terms of the Merger Agreement Cascade effected a share dividend of 2.64 additional shares of Cascade Common Stock for each one outstanding share of Cascade Common Stock (the “Stock Dividend”). The Stock Dividend resulted in the shares of common stock issued and outstanding to increase from 52,354,223 to approximately 190,569,400 (after giving effect to share roundups). After giving effect to the Stock Dividend, the conversion price on the convertible notes has adjusted from approximately $0.18 per share to $0.05 per share.

10.  New Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In June 2009, the FASB issued guidance now codified as Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles” (“ASC Topic 105”) as the single source of authoritative non-governmental U.S. GAAP. ASC Topic 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place (the “Codification”). On the effective date of this Statement, the Codification superseded all then-existing non-SEC accounting and reporting standards, and all other non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative. The provisions of ASC Topic 105 are effective for interim and annual periods ending after September 15, 2009. We adopted ASC Topic 105 in the third quarter of 2009. This pronouncement had no effect on our financial position, results of operations or cash flows.

In May 2009, the FASB issued new standards for subsequent events (ASC 855), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The new standards are effective for interim and annual reporting periods ending after June 15, 2009. We adopted the new standards during the third quarter of fiscal 2009 and, as the pronouncement only requires additional disclosures, the adoption did not have an impact on our financial position, results of operations or cash flows.

As of January 1, 2009, the Company implemented the transition guidance related to FASB Staff Position (FSP) Emerging Issues Task Force (EITF) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”, which is included in the codification in ASC 260, “Earnings Per Share” (ASC 260-10). ASC 260 requires the Company to treat unvested deferred stock units as participating securities in accordance with the two-class method in the calculation of both basic and diluted earnings per share. ASC 260 must be applied retrospectively. The adoption of ASC 260 did not have any impact on our financial statements.

The Company has adopted FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”) with respect to its financial assets and liabilities. In February 2008, the FASB issued updated guidance related to fair value measurements, which is included in the Codification in ASC 820, Fair Value Measurements and Disclosures. The updated guidance provided a one year deferral of the effective date of ASC 820 for non-financial assets and non-financial liabilities, except those that are recognized or disclosed in the financial statements at fair value at least annually. The adoption did not have an impact on our financial position, results of operations or cash flows.

In April 2008, the FASB issued ASC 350, “Intangibles-Goodwill and Other” (ASC 350). ASC 350 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. ASC 350 is effective for calendar-year companies beginning January 1, 2009. The requirement for determining useful lives must be applied prospectively to intangible assets acquired after the effective date and the disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. The implementation of this standard did not have a material impact on the Company’s financial statements.

Recent Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements,” (amendments to FASB ASC Topic 605, Revenue Recognition) (“ASU 2009-13”). ASU 2009-13 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how the arrangement consideration should be allocated among the separate units of accounting. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 will be effective for fiscal years beginning on or after June 15, 2010 with early adoption permitted. The Company will adopt ASU 2009-13 upon commercialization of our products and the onset of revenue generation.

In October 2009 the FASB issued ASU 2009-14 “Software (ASC Topic 985): Certain Revenue Arrangements That Include Software Elements” (“ASU No. 2009-14”). This update affects companies that sell or lease tangible products in an arrangement that contains software that is more than incidental to the tangible products as a whole. The amendments in this update will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted, but only if adopted in tandem with ASU 2009-13. The Company will adopt ASU 2009-14 upon commercialization of our products and the onset of revenue generation.

In October 2009 the FASB issued ASU 2009-15 as an update to EITF 09-1 “Accounting for own-share lending arrangements in contemplation of a convertible debt issue or other financing.” Under the amendment if it becomes probable that a counterparty to a share lending arrangement will default the issuer of the share lending arrangement shall recognize an expense equal to the then fair market value of the unreturned shares. The amendments in this update will be effective for fiscal years beginning on or after December 15, 2009. The Company is currently assessing the impact of the adoption of ASU 2009-15.

In January 2010, the FASB issued ASU 2010-6, an update that improves the requirements related to Fair Value Measurements and Disclosures Subtopic 820-10 of the FASB Accounting Standards Codification originally issued as FASB Statement 157. This update requires disclosures about transfers between Level 1, Level 2 and Level 3 assets and the disaggregated activity in the roll forward for level 3 Fair Value measurements. These new disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company does not expect the adoption of ASU 2010-6 to have a material impact on the Company’s financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

Financial Statements

March 31, 2010

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

BALANCE SHEETS

	March 31, 2010	December 31, 2009
ASSETS	(unaudited)	(audited)
Current Assets
Cash and cash equivalents	$ 760,921	$ -
Prepaid expenses	5,000	-
Total current assets	765,921	-
Property and equipment, net	10,677	7,269
Patents, net	-	-
Deposits	3,350	3,350
Total Assets	$ 779,948	$ 10,619
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Due to principal stockholder	$ 39,114	$ 40,153
Due to Cascade Technologies Corp.	807,425	-
Total Liabilities	846,539	40,153
Commitments and Contingencies	-	-
Stockholders’ deficit
Common stock - $.001 par value; 20,000 shares authorized;	1	1
Subscription receivable	(1)	(1)
Accumulated deficit	(66,591)	(29,534)
Total Stockholders’ Deficit	(66,591)	(29,534)
Total Liabilities and Stockholders’ Deficit	$ 779,948	$ 10,619

The accompanying notes are an integral part of these financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Three month period ended March 31,		From February 25, 2004 (Inception) through March 31, 2010
	2010	2009
	(unaudited)
Expenses
Professional expenses	$ 23,509	$ -	$ 23,509
Rent	10,050	-	13,400
Depreciation	434	223	1,845
Impairment of intangible assets	-	-	19,450
Patent royalties	-	-	1,901
Patent amortization	-	-	179
Other general and administrative	3,064	-	6,307
Total operating expenses	37,057	223	66,591
Net loss	$ (37,057)	$ (223)	$ (66,591)
Basic weighted average shares outstanding	1,000	1,000	1,000

Net loss per share applicable to common shareholders, basic and diluted	$ (37.06)	$(0.22)	$ (66.59)

The accompanying notes are an integral part of these financial statements.

 Spectral Molecular Imaging, Inc.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Three month period ended March 31,		From February 25, 2004 (Inception) through March 31, 2010
	2010	2009
	(unaudited)
OPERATING
Net loss	$ (37,057)	$ (223)	$ (66,591)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	434	223	1,845
Impairment of intangible assets	-	-	19,450
Patent amortization	-	-	179
Increase in prepaid expenses	(5,000)	-	(5,000)
Increase in deposits	-	-	(3,350)
Cash used in operating activities	(41,623)	-	(53,467)
INVESTING
Purchase of property and equipment	(3,841)	-	(12,521)
Patent costs	-	-	(19,629)
Cash used in investing activities	(3,841)	-	(32,150)
FINANCING		-
Repayments of due to principal stockholder	(1,040)	-	(1,040)
Proceeds advanced from principal stockholder	-	-	40,153
Proceeds advanced from Cascade Technologies Corp.	807,425	-	807,425
Cash provided by financing activities	806,385	-	846,538
Net (decrease) increase in cash and cash equivalents	760,921	-	760,921
Cash and cash equivalents, beginning of period	-	-	-
Cash and cash equivalents, end of period	$ 760,921	$ -	$ 760,921

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the periods for:
Interest	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

Spectral Molecular Imaging, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

1. Principal Business Activities and Summary of Significant Accounting Policies:

Interim Financial Statements

The unaudited financial statements of Spectral Molecular Imaging, Inc. (“SMI”, or the “Company”), a development stage company, have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information.  Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements.  However, the information included in these interim financial statements reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for the fair presentation of the financial position and the results of operations.  Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year.  The balance sheet information as of December 31, 2009 was derived from the audited financial statements.  These interim financial statements should be read in conjunction with that report.

Organization and Business

Spectral Molecular Imaging, Inc. (“SMI”) is a development-stage, medical imaging device company.  Application of SMI’s proprietary spectral-optical-imaging technology—originally developed for satellite reconnaissance—is expected by management to advance early diagnoses of cancer and precancerous conditions, in vivo.  SMI is developing non-invasive devices that use its patented technology for improved clinical diagnostics and that operate in conjunction with surgical and/or evaluation procedures in real time.  SMI’s technology, still in development, is expected to enable early detection and more reliable diagnosis of various diseases, such as Barrett’s esophagus (a condition caused by chronic acid reflux that can lead to esophageal cancer), lung cancer, and melanoma.  SMI believes that development of its technology may significantly improve long-term patient outcomes while substantially reducing overall costs for the healthcare system. The Company was incorporated on February 25, 2004 in Nevada and to date has not generated any revenues.

At March 31, 2010, the Company has an accumulated deficit of $66,591 and anticipates that it will continue to incur net losses for the foreseeable future in the development and commercialization of its product line. From inception, the Company has financed operations solely through short-term loans from a stockholder. In conjunction with a merger with Cascade Technologies Corp (“Cascade”) in March 2010 (see Note 9 – Cascade Technologies Merger) additional working capital was obtained through the sale of convertible notes by Cascade.  Of $1,150,000 in Convertible Notes subscribed for, a total of $850,000 has been received ($807,425 net of expenses) by Cascade and advanced to the Company on March 17, 2010.  The proceeds from these notes are expected to permit the Company to fund its anticipated levels of operations for approximately the next twelve months. The Company faces certain risks and uncertainties which are present in many emerging medical device companies regarding product development, future profitability, ability to obtain future capital, protection of patents and property rights, competition, rapid technological change, government regulations, changing health care marketplace, recruiting and retaining key personnel, and third party manufacturing organizations.

Business Segments

The Company’s operations are confined to one business segment: the design and development of medical devices utilizing SMI’s patented technology.

Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 through December 31, 2013.  The company has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on cash.

Property and Equipment

Depreciation of property and equipment is provided for by the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the assets’ useful lives or the remaining term of the lease.

Intangible Assets

Our policy is to protect our intellectual property by licensing or obtaining U.S. and foreign patents to protect technology, inventions and improvements important to the development of our business.  Patents are carried at cost less accumulated amortization which is calculated on a straight-line basis over a period of 15 years.

The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows.  Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles.  If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

Revenue Recognition

The Company has not yet commenced the FDA review process for its products.

Income Taxes

The Company accounts for income taxes using the asset and liability method of accounting for deferred income taxes (see also Note 7).

The provision for income taxes includes federal, state and local income taxes currently payable and deferred taxes resulting from temporary differences between the financial statement and tax bases of assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

With respect to uncertain tax positions, the Company would recognize the tax benefit from an uncertain tax position only if it is more-likely-than-not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the position. The tax benefits to be recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. The Company’s reassessment of its tax positions did not have a material impact on its results of operations and financial position.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Long-lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Research and Development

Research and development costs are expensed as incurred.

Financial Instruments

The Company’s financial instruments consist principally of amounts due to a stockholder. The Company believes the financial instruments’ recorded values approximate current values because of their nature and respective durations.

Net Loss per Common Share

Basic and diluted net loss per share is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding during the period.

2.  Property and Equipment

Property and equipment, at cost, consists of the following:

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
Computer equipment	$ 4,454	$ 4,454
Furniture	8,067	4,226
	12,521	8,680
Accumulated depreciation	(1,844)	(1,411)
	$ 10,677	$ 7,269

Depreciation expense was $434 and $223 for the three month periods ended March 31, 2010 and 2009, respectively.

3.  Other Assets

Deposits consist of one month’s prepaid rent for the corporate office.

4.  Patents

Patents, at cost, consists of the following:

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
Patent costs	$ 19,629	$ 19,629
Accumulated amortization	(1,949)	(179)
Impairment loss	(19,450)	(19,450)
	$ -	$ -

The Company has a license agreement with Carnegie Mellon University (“Carnegie Mellon”) under which SMI is the exclusive worldwide licensee of certain rights for two patents issued to Carnegie Mellon: U.S. Patent No. 5796512 covers an optical-imaging system with an acousto-optic-tunable filter, and U.S. Patent No. 5841577 covers a light microscope having an acousto-optic-tunable filter. The uses licensed to SMI include spectral imaging for all clinical medical applications, including endoscopy and dermoscopy. The terms of the license agreement require an initial royalty of $400 per unit decreasing $20 per unit each year to a minimum of $200 per unit. The license agreement also provided for the issuance of 2% of SMI’s common stock upon signing in May 2005 and provides for up to a 50% reduction of royalty payments for any amounts payable to third parties in order to utilize the licensed technology.

In addition, SMI owns the rights to U.S. Patent No. 7428048 covering a non-invasive technique for the potential early detection of cancer and other abnormal tissues in the field of imaging-elastic-scattering spectroscopy.

Due to the high uncertainty of future cash flows from these patents and the lack of operating history, the Company recorded impairment charges of $130 and $7,107 during the fourth quarters of the years ended December 31, 2009 and 2008, respectively, to charge off net book value of the patents.  As of March 31, 2010 and December 31, 2009, impairment loss accumulated to $19,450.

5.   Commitments and Contingencies

The company has a one year lease commencing November 15, 2009 on its corporate offices with monthly rental of $3,350 for an aggregate annual rent expense of $40,200.

6.   Share Capital

a) Authorized, issued and outstanding

The Company has authorized 20,000 common shares, par value $.001 per share.  As of March 31, 2010 and December 31, 2009, 1,000 common shares were issued and outstanding.

b) Loss per share

For the three month periods ended March 31, 2010 and 2009 the weighted average number of common shares outstanding was 1,000.

7.   Income Taxes

The Company provides deferred income taxes for differences between the tax reporting bases and the financial reporting bases of assets and liabilities. The Company follows the accounting procedures established by FASB ASC 740, “Income Taxes” (formerly SFAS No. 109, “Accounting for Income Taxes.”

On January 1, 2007, the Company adopted the provisions of FIN 48, Accounting for Uncertainty in Income Taxes (ASC 740-10), an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the entity’s financial statements in accordance with SFAS No. 109. As of the date of adoption, the Company had no unrecognized income tax benefits, and accordingly, the adoption of FIN 48 did not result in a cumulative effect adjustment to the Company’s retained earnings and the annual effective tax rate was not affected. Should the Company incur interest and penalties relating to tax uncertainties, such amounts would be classified as a component of interest expense and operating expense, respectively.

At March 31, 2010 and 2009, the Company had no increase or decrease in unrecognized income tax benefits for the preceding three month periods. There was no accrued interest or penalties relating to tax uncertainties at March 31, 2010 and December 31, 2009. Unrecognized tax benefits are not expected to increase or decrease within the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction and Nevada. There are currently no income tax examinations underway for these jurisdictions, although the tax years ended December 31, 2009, 2008, 2007, 2006 and 2005 are all still open for examination.

(a)

Income tax expense (recovery)

The provision for income taxes recorded in the financial statements differs from the amount which would be obtained by applying the statutory income tax rate to the loss before tax as follows:

	Three month period ended March 31,
	2010	2009
	(unaudited)
Loss for the period before income taxes	$ (37,057)	$ (223)
Effective tax rate	34%	34%
Expected income tax recovery	(12,599)	(76)
Deferred tax asset valuation allowance	12,599	76
Income tax benefit	$ -	$ -

(b)

Deferred income taxes

The Company does not recognize the deferred income tax asset at this time because the realization of the asset is less likely than not. The components of the Company’s deferred income tax asset are as follows:

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
Non-capital loss carry forward	$ 8,568	$ 3,429
Impairment of intangible assets	6,613	6,613
Valuation allowance	(15,181)	(10,042)
Net deferred tax assets	$ -	$ -

The Company has non-capital losses for federal and state income tax purposes of approximately $25,200 and $10,084 as of March 31, 2010 and December 31, 2009, respectively, which are available for application against future taxable income and which expire in 20 years. The benefit associated with the non-capital loss carry forward will more likely than not go unrealized unless the Company is successful in its product development. Since the success of future products is indeterminable, the potential benefits resulting from these non-capital losses have not been recorded in the financial statements.

8.   Related Party Transactions

A principal stockholder has advanced funds to SMI on an as needed basis. Total advances as of March 31, 2010 and December 31, 2009 are $39,114 and $40,153, respectively, and are payable on demand with no interest.

9.  Cascade Technologies Merger

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into by and between SMI, Cascade Technologies Corp., a Wyoming corporation (“Cascade”), and SMI Merger Sub, a Nevada corporation and a wholly-owned subsidiary of Cascade (“Merger Sub”), dated as of March 8, 2010, Merger Sub merged into SMI effective on March 16, 2010, with SMI being the surviving entity (the “Merger”). As a result of the Merger, SMI became a wholly-owned subsidiary of Cascade. Upon the closing of the Merger, each of the shares of common stock of SMI (the “SMI Shares”) issued and outstanding were converted automatically into the right to receive a number of shares of Cascade common stock, no par value (the “Common Stock”), equal to 31,744,274 shares of Common Stock for each outstanding SMI Share, or up to an aggregate of 31,744,274 shares of Common Stock, subject to the rights of the former members of SMI to exercise and perfect their dissenters’ rights under applicable provisions of Nevada law to accept cash in lieu of shares of Common Stock. The securities were issued pursuant to an exemption from registration under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the closing of the transactions contemplated by the Merger Agreement, there were 163,950,000 shares of  Cascade Common Stock issued and outstanding. In connection with the closing of the Merger:

•

Cascade completed a private placement of $1.15 million in principal amount of convertible notes. Cascade received cash consideration of $850,000 in regard to this private placement and a subscription agreement in the amount of $300,000 which was due and payable on March 22, 2010. The subscription agreement  was not funded when due.  However, Cascade has been advised that the subscriber intends to remit payment. Cascade is currently considering various courses of action in regard to this outstanding receivable which may include cancellation of the subscription, collection action or otherwise seeking to find an alternate source for the funds; and

•

Cascade caused to be canceled promptly after the closing of the Merger an aggregate of 143,340,051 shares of Common Stock held by their pre-closing principal stockholder, who was also an officer and director of Cascade, for no cash consideration for the purpose of making Cascade’s capitalization more attractive to future equity investors.

The convertible notes are convertible at the option of each holder into Common Stock at an initial conversion price of $0.182 per share, subject to customary adjustments in the event of stock splits, dividends or the like.  In addition, the convertible notes are automatically converted into Common Stock on the first trading day following the date on which all of the following shall have occurred (and, as applicable, be continuing):

(i)

six months shall have elapsed from the initial issuance of the convertible notes (the “Restricted Period”) and

(ii)

either:

(a)

the closing price of the Common Stock on the principal exchange or inter-dealer quotation system on which it is traded shall be $.25 (after giving effect to the Stock Dividend) or greater for 22 consecutive trading days (with the earliest such testing period commencing after the end of the Restricted Period) during which period the arithmetic mean of the trading volume of shares of Common Stock shall be at least 100,000 per trading day, or

(b)

a transaction shall have been consummated in which not less than $15 million in aggregate amount of Common Stock shall be issued by the Borrower for consideration the fair market value of which is not less than $15 million; provided, in each case that the Common Stock so issued to the Holder may be transferred without limitation as to amount pursuant to Rule 144 or pursuant to an effective resale registration statement under the Securities Act of 1933.

Following the completion of the transactions contemplated by the Merger Agreement, there were 52,354,223 shares of Cascade Common Stock issued and outstanding, after giving effect to 31,744,274 shares of Common Stock issued under the Merger Agreement to the former stockholders of SMI and the cancelation of the 143,340,051 shares of Common Stock. Pursuant to the terms of the Merger Agreement Cascade will effect a share dividend of 2.64 additional shares of Cascade Common Stock for each 1 outstanding share of Cascade Common Stock (the “Stock Dividend”). The Stock Dividend will cause the shares of common stock issued and outstand to increase from 52,354,223 to approximately 190,569,400 (after giving effect to share roundups). After completing the Stock Dividend the conversion price on the convertible notes will adjust from approximately $0.18 per share to $0.05 per share.

10.  New Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In June 2009, the FASB issued guidance now codified as Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles” (“ASC Topic 105”) as the single source of authoritative non-governmental U.S. GAAP. ASC Topic 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place (the “Codification”). On the effective date of this Statement, the Codification superseded all then-existing non-SEC accounting and reporting standards, and all other non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative. The provisions of ASC Topic 105 are effective for interim and annual periods ending after September 15, 2009. We adopted ASC Topic 105 in the third quarter of 2009. This pronouncement had no effect on our financial position, results of operations or cash flows.

In May 2009, the FASB issued new standards for subsequent events (ASC 855), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The new standards are effective for interim and annual reporting periods ending after June 15, 2009. We adopted the new standards during the third quarter of fiscal 2009 and, as the pronouncement only requires additional disclosures, the adoption did not have an impact on our financial position, results of operations or cash flows.

As of January 1, 2009, the Company implemented the transition guidance related to FASB Staff Position (FSP) Emerging Issues Task Force (EITF) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”, which is included in the codification in ASC 260, “Earnings Per Share” (ASC 260-10). ASC 260 requires the Company to treat unvested deferred stock units as participating securities in accordance with the two-class method in the calculation of both basic and diluted earnings per share. ASC 260 must be applied retrospectively. The adoption of ASC 260 did not have any impact on our financial statements.

The Company has adopted FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”) with respect to its financial assets and liabilities. In February 2008, the FASB issued updated guidance related to fair value measurements, which is included in the Codification in ASC 820, Fair Value Measurements and Disclosures. The updated guidance provided a one year deferral of the effective date of ASC 820 for non-financial assets and non-financial liabilities, except those that are recognized or disclosed in the financial statements at fair value at least annually. The adoption did not have an impact on our financial position, results of operations or cash flows.

In April 2008, the FASB issued ASC 350, “Intangibles-Goodwill and Other” (ASC 350). ASC 350 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. ASC 350 is effective for calendar-year companies beginning January 1, 2009. The requirement for determining useful lives must be applied prospectively to intangible assets acquired after the effective date and the disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. The implementation of this standard did not have a material impact on the Company’s financial statements.

Recent Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements,” (amendments to FASB ASC Topic 605, Revenue Recognition) (“ASU 2009-13”). ASU 2009-13 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how the arrangement consideration should be allocated among the separate units of accounting. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 will be effective for fiscal years beginning on or after June 15, 2010 with early adoption permitted. The Company will adopt ASU 2009-13 upon commercialization of our products and the onset of revenue generation.

In October 2009 the FASB issued ASU 2009-14 “Software (ASC Topic 985): Certain Revenue Arrangements That Include Software Elements” (“ASU No. 2009-14”). This update affects companies that sell or lease tangible products in an arrangement that contains software that is more than incidental to the tangible products as a whole. The amendments in this update will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted, but only if adopted in tandem with ASU 2009-13. The Company will adopt ASU 2009-14 upon commercialization of our products and the onset of revenue generation.

In October 2009 the FASB issued ASU 2009-15 as an update to EITF 09-1 “Accounting for own-share lending arrangements in contemplation of a convertible debt issue or other financing.” Under the amendment if it becomes probable that a counterparty to a share lending arrangement will default the issuer of the share lending arrangement shall recognize an expense equal to the then fair market value of the unreturned shares. The amendments in this update will be effective for fiscal years beginning on or after December 15, 2009. The Company is currently assessing the impact of the adoption of ASU 2009-15.

In January 2010, the FASB issued ASU 2010-6, an update that improves the requirements related to Fair Value Measurements and Disclosures Subtopic 820-10 of the FASB Accounting Standards Codification originally issued as FASB Statement 157. This update requires disclosures about transfers between Level 1, Level 2 and Level 3 assets and the disaggregated activity in the roll forward for level 3 Fair Value measurements. These new disclosures are effective for fiscal years beginning after December 15,2010 and for interim periods within those fiscal years. The Company does not expect the adoption of ASU 2010-6 to have a material impact on the Company’s financial statements.

Cascade Technologies Corp.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information present the pro forma financial position and operating results assuming that the merger of Spectral Molecular Imaging, Inc. ("SMI"), a development stage company, and a subsidiary of Cascade Technologies Corp., a public company ("Cascade") had taken place as of September 1, 2008.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the merger.

The accompanying condensed consolidated pro forma financial statements should be read in conjunction with the historical financial statements of SMI and Cascade.

Cascade Technologies Corp.
Pro Forma Condensed Consolidated Balance Sheet (See Note 1)
As of February 28, 2010 (unaudited)
			Pro forma Adjustments
	Historical Cascade	Historical SMI	Note	Amount	Consolidated Pro Forma
Current assets
Cash	$ 635	$ -	2	$ 787,425	$788,060
Total current assets	635	-		787,425	788,060

Property and equipment, net	-	7,360		-	7,360
Deferred debt issuance costs	-	-	2	62,575	62,575
Deposits	-	3,350		-	3,350

Total assets	$ 635	$ 10,710		$ 850,000	$861,345

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$ 23,405	$ -			$ 23,405
Due to stockholder	-	51,639			51,639
Accrued interest	4,383	-			4,383
Short-term loan	63,590	-			63,590
Total current liabilities	91,378	51,639			143,017

Convertible notes payable	-	-	2	850,000	850,000
Total liabilities	91,378	51,639		850,000	993,017

Stockholders' deficit
Common stock	94,000	1	1	(184,743)	(90,742)
Subscription receivable	-	(1)			(1)
Accumulated deficit	(184,743)	(40,929)	1	184,743	(40,929)
Total stockholders' deficit	(90,743)	(40,929)			(131,672)

Total liabilities and stockholders' deficit	$ 635	$ 10,710		850,000	$861,345

Cascade Technologies Corp.
Pro Forma Condensed Consolidated Statement of Operations (See Note 1)
(unaudited)
			Pro Forma Adjustments
	Historical Cascade	Historical SMI	Note	Amount	Consolidated Pro Forma
For the year ended August 31, 2009
Operating expenses
Professional service	$ 64,783	$ -			$ 64,783
Foreign exchange	2,122	-			2,122
Selling general and administrative	28,037	1,367			29,404
Depreciation	-	821			821
Amortization	-	175			175
Total operating expenses	94,942	2,363			97,305
Other income (expense)
Interest expense	(2,528)	-	3, 4	(16,070)	(18,598)
Debts forgiven	58,763	-			58,763
Total other income	56,235	-		(16,070)	40,165
Net loss from continuing operations	$ (38,707)	$ (2,363)		(16,070)	$ (57,140)

For the six months ended February 28, 2010
Operating expenses
Professional service	$ 26,997	$ -			$ 26,997
Foreign exchange	101	-			101
Selling general and administrative	8,615	5,373			13,988
Depreciation	-	586			586
Amortization	-	3			3
Rent	-	10,050			10,050
Patent royalties	-	1,901			1,901
Total operating expenses	35,713	17,913			53,626
Other income (expense)
Interest expense	(1,630)	-	3, 4	(8,035)	(9,665)
Total other expense	(1,630)	-		(8,035)	(9,665)
Net loss from continuing operations	$ (37,343)	$ (17,913)		(8,035)	$ (63,291)

Cascade Technologies Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1.  Basis of Presentation

Pro Forma Condensed Consolidated Balance Sheet

The pro forma consolidated balance sheet combines the historical balance sheets of SMI and Cascade at February 28, 2010. The adjustments give effect to:

•

31,744,274 shares of no par common stock issued in connection with the merger;

•

the elimination of the accumulated deficit of Cascade; and

•

the private placement of $850,000 of convertible notes and direct costs of $62,575.

Pro Forma Condensed Consolidated Statement of Operations

The pro forma consolidated statement of operations for the year ended August 31, 2009 and the six months ended February 28, 2010 combine the historical statements of operations of SMI and Cascade. The adjustments give effect to:

•

Interest expense on $850,000 of convertible notes at 0.8% per annum commencing at the beginning of the periods presented;

•

31,744,274 shares of no par common stock issued in connection with acquiring SMI in the merger; and

•

143,340,051 shares of no par common stock canceled for no cash consideration by Cascade’s pre-closing principal stockholder.

Note 2.   Pro Forma Adjustments

1.

The issuance of 31,744,274 shares of no par common stock issued in connection with the merger and the elimination of the accumulated deficit of Cascade.

2.

Private placement of $850,000 of convertible notes effective as of September 1, 2008, net of related issuance expenses of $62,575.

3.

Interest expense on convertible notes for the year ended August 31, 2009 and the six months ended February 28, 2010.

4.

Amortization of deferred note issuance expenses over six year and nine month term of notes.